UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21681
Guggenheim Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant's telephone number, including area code:  (312) 827-0100
Date of fiscal year end:  December 31
Date of reporting period: January 1, 2020 to December 31, 2020

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Section 19(a) Notices

Guggenheim Enhanced Equity Income Fund’s (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.
December 31, 2020
	Total Cumulative Distribution				% Breakdown of the Total Cumulative
	For the Fiscal Year					Distributions for the Fiscal Year
	Net	Net				Net	Net
	Realized	Realized				Realized	Realized
Net	Short-Term	Long-Term		Total per	Net	Short-Term	Long-Term		Total per
Investment	Capital	Capital	Return of	Common	Investment	Capital	Capital	Return of	Common
Income	Gains	Gains	Capital	Share	Income	Gains	Gains	Capital	Share
$0.0446	$0.0000	$0.0000	$0.5554	$0.6000	7.43%	0.00%	0.00%	92.57%	100.00%

If the Fund has distributed more than its income and net realized capital gains, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of a shareholder’s investment in a Fund is returned to the shareholder. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”
Section 19(a) notices for the Fund are available on the Fund’s website at guggenheiminvestments.com/gpm.

Section 19(b) Disclosure

The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes a fixed amount per share, $0.1200, on a quarterly basis.
The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.
The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus and its website, guggenheiminvestments.com/gpm for a more complete description of its risks.

GUGGENHEIMINVESTMENTS.COM/GPM
...YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENHANCED EQUITY INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gpm, you will find:
•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	December 31, 2020

DEAR SHAREHOLDER:
We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the one-year period ended December 31, 2020, which concluded on a cautious note.
The recovery from the COVID shock has been faster than expected, with consumer confidence holding up well as massive fiscal support drove positive personal income growth and a swift monetary policy response led to gains in household net worth. However, the latest COVID wave is the largest yet, which has led to renewed lockdowns and a setback in the recovery this winter. The recovery will resume with more fiscal support being deployed, and with vaccinations now underway. Vaccinating the elderly first should dramatically cut the fatality and hospitalization risk, allowing for higher economic activity even amid high cases.
These events affected performance of the Fund for the period. To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Questions & Answers sections of this report, which begin on page 7. You’ll find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Guggenheim Partners Investment Management LLC (“GPIM” or the “Sub-Adviser”) seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option writing strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the one-year period ended December 31, 2020, the Fund provided a total return based on market price of -9.16% and a total return net of fees based on NAV of 2.16%. As of December 31, 2020, the Fund’s closing market price of $6.55 per share represented a discount of 11.13% to its NAV of $7.37 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
The Fund paid a distribution in each quarter of the period. On March 31, 2020, the distribution was $0.24 per share. On June 30, 2020, the distribution was reduced to $0.12 per share, and $0.12 per share was paid on September 30, 2020, and on December 31, 2020. The most recent distribution represents an

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(Unaudited) continued	December 31, 2020

annualized distribution rate of 7.33% based on the Fund’s closing market price of $6.55 per share as of December 31, 2020. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(d) on page 44 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. GPIM serves as the Fund’s Sub-Adviser and is responsible for the management of the Fund’s portfolio of investments. Both the Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 62 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gpm.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
Guggenheim Enhanced Equity Income Fund
January 31, 2021

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2020

In what could have been one of the worst years on record for equity investors due to the devastating human and economic cost of the COVID-19 pandemic combined with political unrest in the U.S., the 12-month period ended December 31, 2020, witnessed the Standard & Poor’s (“S&P 500®”) Index reach a record high of 3,756.07 from 3,234.85 at the start of the year. This was despite plummeting to 2,237.40 on March 23, 2020 as the effects of the pandemic caused the U.S. economy to stall. This dramatic change in fortune for equity markets was due in large part by a swift, sweeping response to the economic shutdown in March 2020 by the U.S. Federal Reserve (the “Fed”), which has continued to signal its intention to use ultra-accommodative monetary policy to strive toward full employment and 2% inflation via unprecedented measures. The central bank’s commitment to keeping interest rates near zero and its bond-buying program to lessen the risk of corporate defaults resulted in bountiful debt issuance by corporate borrowers and a growing confidence among equity investors that the investment environment would remain benign for the foreseeable future.
As such, our economic outlook for the coming year is positive, owing to another round of COVID-19 relief and more planned by the new administration, plus the expectation for a successful vaccine distribution. The new package, titled the Coronavirus Response and Relief Supplemental Appropriations Act, delivers a $900 billion injection into the economy, bringing total COVID-related aid to over $3.5 trillion including the 2020 bill, or roughly 8.5% of 2020–2021 gross domestic product (“GDP”). On this measure, it is already 3.5x more than the stimulus delivered in the five years following the financial crisis.
The latest round of fiscal stimulus should cause a surge in personal income during the first quarter, and a significant percentage of the population should be vaccinated or immune from prior infection by mid-2021. It is likely that local governments will be able to begin to relax restrictions even before herd immunity is reached since hospitalizations should fall once the elderly are vaccinated. As we move through the year, consumer spending growth should start to accelerate, spurred on by elevated personal savings and strong gains in household net worth. Elsewhere, the housing market will continue to benefit from tight supply and low interest rates, and business investment should rebound as corporations look to put to work record levels of precautionary cash. As a result, we expect real GDP growth to be well above potential for the year.
If the unemployment rate continues to fall at its recent pace and inflation picks up with its usual six-quarter lag behind economic activity, the experience of prior cycles would suggest that the Fed could start its hiking cycle as early as late-2022. However, the change in the Fed’s playbook will keep it sidelined for years as it looks to make up for shortfalls related to its 2% inflation target and no longer worries about an overly tight labor market.
This means the Fed is likely to keep rates at zero for several years beyond the late-2023 liftoff currently priced into the bond market. Similarly, the odds are low of a tapering of the Fed’s bond purchases in 2021. While we believe the government response to the pandemic was necessary and appropriate, investors are already paying some price with more elevated valuations due in part to the Fed’s aggressive relaunch of quantitative easing. Under these circumstances, investors will likely continue to

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take on more risk as long as more fiscal support is underway and while the Fed remains willing to backstop credit markets to support financial conditions.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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QUESTIONS & ANSWERS (Unaudited)	December 31, 2020

The Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes Farhan Sharaff, Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; Daniel Cheeseman, Director and Portfolio Manager; and Perry Hollowell, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the one-year period ended December 31, 2020.
Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option-writing strategy developed by GPIM (the “portable alpha model”). The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
The Fund utilizes leverage to seek to deliver excess returns from the portable alpha model while maintaining a risk profile similar to the large cap U.S. equity market, presenting the potential benefit of greater income and a focus on capital appreciation. Although the use of financial leverage by the Fund may create an opportunity for increased return for the Fund’s common shares, it may also result in additional risks and may magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
For more information regarding Principal Investment Strategies and Fundamental Investment Restrictions of the Fund, please see the Additional Information Regarding the Fund section of this report.
Can you describe the options strategy in more detail?
The Fund has the ability to write call options on the ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the-money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. The Fund may, but does not have to, write options on 100% of the equity holdings in its portfolio. The typical hedge ratio (i.e., the percentage of the Fund’s equity holdings on which options are written) for the Fund is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of one to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and GPIM’s macroeconomic views. Changing the hedge ratio will impact the beta (represents the systematic risk of a portfolio and measures its sensitivity to a benchmark) of the portfolio resulting in a portfolio that has either higher or lower risk-adjusted exposure to broad market equities.

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GPIM may engage in selling call options on indices, which could include securities that are not specifically held by the Fund. An option on an index is considered covered if the Fund also holds shares of a passively managed ETF that fully replicates the respective index and has a value at least equal to the notional value of the option written.
The Fund may also write call options on securities, including ETFs, that are not held by the Fund, or on indices other than the indices tracked by the ETFs held by the Fund. As such transactions would involve uncovered option writing, they may be subject to more risks compared to the Fund’s covered call option strategies involving writing options on securities, including ETFs, held by the Fund or indices tracked by the ETFs held by the Fund. When the Fund writes uncovered call options, it will earmark or segregate cash or liquid securities in accordance with applicable guidance provided by the staff of the U.S. Securities and Exchange Commission (“SEC”).
The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.
How are managed assets allocated?
The Fund seeks to have ~67% of total assets (~100% of net assets) invested in the 500 individual stocks comprising the S&P 500 in equal weights (i.e., the S&P 500 Equal Weight Index) and ~33% of total assets (~50% of net assets) invested in a basket of broad index ETFs (S&P 500, Russell 2000, and NASDAQ-100). The hedge ratio remains ~67%, with options primarily written on indexes tracked by the ETFs in which the Fund invests.
The long equity exposure (100% of net assets) comes from an allocation to the stocks, equally weighted and rebalanced quarterly, in the S&P 500 Equal Weight Index (the “Equal Weight Index”). The exposure to the Equal Weight Index is expected to provide a higher level of beta than the capitalization weighted S&P 500 Index, as the Equal Weight Index has outperformed the market-capitalization weighted S&P 500 Index in most years since its introduction in 1990.
The other 50% of net assets is allocated in accordance with GPIM’s portable alpha model, which in this strategy currently consists of ETFs tracking the S&P 500, Russell 2000, and NASDAQ-100 Indices paired with options written for a notional amount of 100% of net assets against the S&P 500, Russell 2000, and NASDAQ-100 Indices. This portfolio will be actively rebalanced to maintain a constant net market exposure similar to the large cap U.S. equity market, which GPIM believes will allow the Fund to dynamically capture the volatility risk premium in both rising and falling equity markets.
How did the Fund perform for the one-year period ended December 31, 2020?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the one-year period ended December 31, 2020, the Fund provided a total return based on market price of -9.16% and a total return net of fees based on NAV of 2.16%. As of

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2020

December 31, 2020, the Fund’s closing market price of $6.55 per share represented a discount of 11.13% to its NAV of $7.37 per share. As of December 31, 2019, the Fund’s closing market price of $8.06 per share represented a premium of 1.00% to its NAV of $7.98 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
What were the Fund’s distributions during the period?
The Fund paid a distribution in each quarter of the period. On March 31, 2020, the distribution was $0.24 per share. On June 30, 2020, the distribution was reduced to $0.12 per share, and $0.12 per share was paid on September 30, 2020, and on December 31, 2020. The most recent distribution represents an annualized distribution rate of 7.33% based on the Fund’s closing market price of $6.55 per share as of December 31, 2020.
The Fund adopted a managed distribution policy effective with the June 30, 2017 distribution, under which the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Fund’s Board of Trustees. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital. For the year ended December 31, 2020, 93% of the distributions were estimated to be characterized as a return of capital. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these distributions for federal income tax purposes.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(d) on page 44 for more information on distributions for the period.
How did other markets perform in this environment for the one-year period ended December 31, 2020?
Index	Total Return
Chicago Board Options Exchange Volatility Index (“VIX”)	65.09%
Dow Jones Industrial Average	9.72%
NASDAQ-100 Index	48.88%
Russell 2000 Index	19.96%
S&P 500 Equal Weight Index	12.83%
S&P 500 Index	18.40%

Discuss market volatility over the period.
A key story of the market for 2020 was that volatility ebbed, despite stocks climbing to record highs. The difficult market conditions created by the pandemic drove the VIX during the period to its highest level since the Great Recession of 2008. With the VIX gauging the richness of S&P 500 at-the-money puts and calls, the higher the VIX, the more expensive options are on it, which typically reflects uncertainty and

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fear of future extreme price movement. From a February low of 15, it shot up to 85 in five weeks, then almost as quickly fell once the Fed and U.S. Treasury introduced their credit market support facilities. It slumped to the mid-twenties in June and remained in that range for the rest of the period, except for a jump at the end of October, when there was concern over the outcome of the election, or at least a delay in determining it.
Still, the VIX rose 65% over the year to around 23, signaling to some investors the all-clear sign for the market. It languished in the low- to mid-teens for many years before the COVID crisis, and the long-term average is around 19. The current level could suggest the start of another stretch of low volatility, conveying optimism that vaccines were coming to the rescue, even as the caseload grew through the end of 2020. Alternatively, it could be establishing a new baseline for volatility in the coming months, reflecting the most optimism possible in a market that may be dealing with the effects of the pandemic for some time to come.
What most influenced the Fund’s performance?
For the period, the return on the underlying portfolio holdings detracted most from performance, falling to levels in the first quarter of the year that could not be overcome by strongly rising markets over the rest of the period. The Fund was helped from the allocation to ETFs that track NASDAQ-100 Index, which notably outperformed all other major indexes. The Fund’s long equity exposure is tied to the Equal Weight Index, which underperformed the cap-weighted S&P 500 Index.
The Fund’s derivative use, consisting mostly of options sold to generate income and gains, also detracted from return. Before the spell of heightened volatility in March, the VIX traded near historic lows, with realized volatility even lower, as the S&P 500 continued its upward climb. Conditions moderated after the March highs, but it remained challenging to capture the implied-realized volatility spread.
The Fund typically does better in a sustained volatility environment, whether at a low or a high level, rather than in a sharp market move, such as that in March.
Can you discuss the Fund’s approach to leverage?
Leverage was a detractor to return during the period, as the Fund’s total return was below that of the cost of leverage. Leverage at the end of the period was about 31% of the Fund’s total managed assets.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Please see Note 7 on page 49 for more information on the Fund’s credit facility agreement.
Our approach to leverage is dynamic, and we tend to have a higher level of leverage when we are more constructive on equity market returns in accordance with our macroeconomic outlook and when we believe volatility is most attractive. Guggenheim maintains a favorable outlook on the equity market, especially on a 12- to 24- month time horizon. While the market has certainly staged an impressive rally off the March lows, in reality we are not much above peak levels reached in mid-February. Vaccines and fiscal stimulus should drive strong growth in 2021, with gains in income, net worth, and over $1.5

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trillion in excess savings strengthening consumption growth by the second half of the year as spending opportunities normalize.
Index Definitions
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.
CBOE (Chicago Board Options Exchange) Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.
Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.
NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.
Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.
S&P 500® Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.
S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Risks and Other Considerations
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other

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conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. The Fund is subject to several risk factors. Certain of these risk factors are described below. Please see the Additional Information Regarding the Fund section of this report, the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gpm for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.
Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Covered Call Option Strategy Risk. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. The Fund may write call options on individual securities. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
Derivatives Transactions Risk. The Fund may utilize derivatives, including forwards, swaps, futures contracts and other strategic transactions, to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy and put option writing strategy). If the Sub-Adviser or GPIM is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.
Forwards Risk. The Fund may enter into forward contracts. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2020

individual basis and are not standardized or traded on exchanges. Forwards used for hedging or to increase income or investment gains may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Forwards are subject to the risks associated with derivatives.
Swap Risk. The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Swap transactions are subject to market risk, counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to the Fund. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.
Futures Risk. The Fund may invest in futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:
●	no assurance that futures contracts or options on futures can be offset at favorable prices;

●	possible reduction of the return of the Fund due to their use for hedging;

●	possible reduction in value of both the securities hedged and the hedging instrument;

●	possible lack of liquidity due to daily limits on price fluctuations;

●	imperfect correlation between the contracts and the securities being hedged; and

●	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.
Synthetic Investment Risk. As an alternative to holding investments directly, the Fund may also obtain investment exposure to income securities and common equity securities through the use of customized derivative instruments (including swaps, options, forwards or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in income securities and common equity securities. The Fund may be exposed to certain additional risks to the extent the Sub-Adviser uses derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 15

QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2020

provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.
Equity Securities Risk. Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks) such as limited liability company interests and trust certificates. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Equity securities have experienced heightened volatility over recent periods and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund.
Investment Funds Risk/Other Investment Companies Risk. As an alternative to holding investments directly, the Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds. Investments in investment funds present certain special considerations and risks not present in making direct investments in credit securities and common equity securities. Investments in other investment companies involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investments in other investment companies are borne indirectly by common shareholders. The Fund and its shareholders will incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses operating expense. To the extent management fees of other investment companies are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Investments in other investment companies also expose the Fund to additional management risk; the success of the Fund’s investments in other investment companies will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities.
Leverage Risk. The Fund’s use of leverage, through indebtedness or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Fund than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing

16 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2020

leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Fund’s total leverage may vary significantly over time. To the extent the Fund increases its amount of leverage outstanding, it will be more exposed to these risks.
Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.
Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, which could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests.
Mid-Cap And Small-Cap Company Risk. Investing in the securities of medium-sized or small market capitalizations (“mid-cap” and “small-cap” companies, respectively) presents some particular investment risks. The Fund is subject to the risk that mid-cap and small-cap securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-cap and small-cap companies may be more speculative, volatile and less liquid than securities of large companies. Mid-cap and small-cap companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
In addition to the foregoing risks, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 17

QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2020

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

18 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	December 31, 2020

Fund Statistics
Share Price	$6.55
Net Asset Value	$7.37
Discount to NAV	-11.13%
Net Assets ($000)	$356,074

AVERAGE ANNUAL TOTAL RETURNS[1]
FOR THE PERIOD ENDED DECEMBER 31, 2020
	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim Enhanced
Equity Income Fund
NAV	2.16%	4.65%	9.05%	8.47%
Market	(9.16%)	1.48%	8.90%	8.10%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gpm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.
1  Performance prior to June 22, 2010, under the name Old Mutual/Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in the Fund’s fees and expenses.
Portfolio Breakdown	% of Net Assets
Common Stocks
Consumer, Non-cyclical	21.1%
Financial	18.7%
Industrial	13.9%
Consumer, Cyclical	13.6%
Technology	11.3%
Communications	6.3%
Utilities	5.5%
Other	8.2%
Exchange-Traded Funds	45.1%
Money Market Fund	3.2%
Total Investments	146.9%
Options Written	-1.7%
Other Assets & Liabilities, net	-45.2%
Net Assets	100.0%

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 19

FUND SUMMARY (Unaudited) concluded	December 31, 2020

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2020, 93% of the distributions were characterized as return of capital.

20 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020

	Shares	Value
COMMON STOCKS† – 98.6%
Consumer, Non-cyclical – 21.1%
Alexion Pharmaceuticals, Inc.*,1	5,697	$ 890,099
ABIOMED, Inc.*,1	2,667	864,641
Global Payments, Inc.[1]	3,589	773,142
IDEXX Laboratories, Inc.*,1	1,510	754,804
PayPal Holdings, Inc.*,1	3,220	754,124
Catalent, Inc.*	7,237	753,154
Nielsen Holdings plc[1]	36,086	753,115
Zimmer Biomet Holdings, Inc.[1]	4,865	749,648
DaVita, Inc.*,1	6,363	747,016
Edwards Lifesciences Corp.*	8,188	746,991
Estee Lauder Companies, Inc. — Class A1	2,805	746,663
Illumina, Inc.*,1	2,015	745,550
Viatris, Inc.*,1	39,749	744,896
Intuitive Surgical, Inc.*,1	907	742,017
Teleflex, Inc.	1,798	740,003
West Pharmaceutical Services, Inc.	2,611	739,722
Cooper Companies, Inc.[1]	2,032	738,266
Verisk Analytics, Inc. — Class A1	3,553	737,567
Boston Scientific Corp.*,1	20,513	737,442
Incyte Corp.*,1	8,478	737,416
IQVIA Holdings, Inc.*	4,107	735,851
Constellation Brands, Inc. — Class A1	3,357	735,351
Rollins, Inc.	18,796	734,360
DexCom, Inc.*	1,982	732,785
Moody’s Corp.[1]	2,510	728,502
Stryker Corp.	2,968	727,279
Eli Lilly & Co.[1]	4,306	727,025
Vertex Pharmaceuticals, Inc.*	3,074	726,509
Align Technology, Inc.*,1	1,359	726,222
Monster Beverage Corp.*	7,831	724,211
Humana, Inc.[1]	1,762	722,896
HCA Healthcare, Inc.[1]	4,374	719,348
Medtronic plc[1]	6,133	718,420
MarketAxess Holdings, Inc.[1]	1,258	717,765
UnitedHealth Group, Inc.	2,045	717,141
Brown-Forman Corp. — Class B1	9,025	716,856
ResMed, Inc.	3,370	716,327
Universal Health Services, Inc. — Class B	5,208	716,100
Zoetis, Inc.	4,320	714,960
Gartner, Inc.*,1	4,453	713,326
Avery Dennison Corp.[1]	4,595	712,731
Becton Dickinson and Co.[1]	2,840	710,625

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued	December 31, 2020

	Shares	Value
COMMON STOCKS† – 98.6% (continued)
Consumer, Non-cyclical – 21.1% (continued)
Anthem, Inc.[1]	2,213	$ 710,572
Johnson & Johnson[1]	4,506	709,154
Coca-Cola Co.[1]	12,919	708,478
Bio-Rad Laboratories, Inc. — Class A*	1,215	708,272
Conagra Brands, Inc.[1]	19,498	706,997
Equifax, Inc.[1]	3,663	706,373
Campbell Soup Co.[1]	14,599	705,862
McCormick & Company, Inc.[1]	7,378	705,337
Abbott Laboratories[1]	6,440	705,116
PepsiCo, Inc.	4,754	705,018
Bristol-Myers Squibb Co.[1]	11,351	704,103
Hershey Co.[1]	4,622	704,069
Procter & Gamble Co.[1]	5,049	702,518
Lamb Weston Holdings, Inc.	8,919	702,282
Mondelez International, Inc.— Class A	12,008	702,108
STERIS plc	3,701	701,488
Kraft Heinz Co.[1]	20,230	701,172
Church & Dwight Company, Inc.[1]	8,028	700,282
Automatic Data Processing, Inc.[1]	3,972	699,867
Biogen, Inc.*,1	2,855	699,075
Kroger Co.[1]	21,993	698,498
Cintas Corp.[1]	1,974	697,730
S&P Global, Inc.	2,122	697,565
Archer-Daniels-Midland Co.[1]	13,837	697,523
Baxter International, Inc.[1]	8,687	697,045
Amgen, Inc.[1]	3,031	696,888
Colgate-Palmolive Co.[1]	8,139	695,966
Corteva, Inc.[1]	17,954	695,179
AbbVie, Inc.[1]	6,481	694,439
Regeneron Pharmaceuticals, Inc.*	1,436	693,746
IHS Markit Ltd.	7,715	693,039
J M Smucker Co.	5,984	691,750
Varian Medical Systems, Inc.*	3,948	690,940
Kellogg Co.[1]	11,097	690,566
Clorox Co.[1]	3,417	689,961
Quanta Services, Inc.	9,563	688,727
Laboratory Corporation of America Holdings*,1	3,376	687,185
AmerisourceBergen Corp. — Class A1	7,029	687,155
FleetCor Technologies, Inc.*,1	2,518	686,986
McKesson Corp.	3,946	686,288
Cigna Corp.[1]	3,292	685,329
Danaher Corp.[1]	3,080	684,191

See notes to financial statements.

22 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2020

	Shares	Value
COMMON STOCKS† – 98.6% (continued)
Consumer, Non-cyclical – 21.1% (continued)
Kimberly-Clark Corp.[1]	5,068	$ 683,318
General Mills, Inc.[1]	11,619	683,197
Centene Corp.*,1	11,353	681,521
Dentsply Sirona, Inc.[1]	13,014	681,413
Thermo Fisher Scientific, Inc.	1,462	680,970
Hormel Foods Corp.[1]	14,602	680,599
Merck & Company, Inc.	8,308	679,594
Cardinal Health, Inc.[1]	12,639	676,945
Hologic, Inc.*,1	9,274	675,425
Sysco Corp.	9,083	674,504
Quest Diagnostics, Inc.	5,647	672,953
Philip Morris International, Inc.	8,109	671,344
Robert Half International, Inc.	10,736	670,785
United Rentals, Inc.*	2,863	663,958
Gilead Sciences, Inc.[1]	11,344	660,902
Henry Schein, Inc.*	9,853	658,772
Molson Coors Beverage Co. — Class B	14,572	658,509
CVS Health Corp.[1]	9,629	657,661
Altria Group, Inc.[1]	16,029	657,189
Perrigo Company plc[1]	14,416	644,683
Tyson Foods, Inc. — Class A	9,947	640,985
Pfizer, Inc.[1]	16,762	617,009
Total Consumer, Non-cyclical		75,077,941
Financial – 18.7%
First Republic Bank	5,317	781,227
SVB Financial Group*	1,970	764,025
Goldman Sachs Group, Inc.[1]	2,872	757,375
Mastercard, Inc. — Class A	2,105	751,359
Cincinnati Financial Corp.[1]	8,597	751,120
Discover Financial Services[1]	8,258	747,597
Cboe Global Markets, Inc.[1]	8,017	746,543
Morgan Stanley	10,885	745,949
Synchrony Financial	21,359	741,371
Charles Schwab Corp.	13,944	739,590
Capital One Financial Corp.[1]	7,478	739,200
Digital Realty Trust, Inc. REIT[1]	5,291	738,147
JPMorgan Chase & Co.[1]	5,765	732,559
Bank of America Corp.[1]	24,125	731,229
Visa, Inc. — Class A	3,342	730,996
Comerica, Inc.[1]	13,081	730,705
Intercontinental Exchange, Inc.[1]	6,334	730,247

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued	December 31, 2020

	Shares	Value
COMMON STOCKS† – 98.6% (continued)
Financial – 18.7% (continued)
Hartford Financial Services Group, Inc.[1]	14,906	$ 730,096
Nasdaq, Inc.	5,484	727,946
Bank of New York Mellon Corp.[1]	17,128	726,912
Allstate Corp.[1]	6,600	725,538
Extra Space Storage, Inc. REIT[1]	6,243	723,314
Public Storage REIT	3,132	723,273
Weyerhaeuser Co. REIT	21,539	722,203
Progressive Corp.	7,302	722,022
Citigroup, Inc.[1]	11,696	721,175
Duke Realty Corp. REIT	17,977	718,541
Zions Bancorp North America[1]	16,536	718,324
Mid-America Apartment Communities, Inc. REIT	5,665	717,699
Travelers Companies, Inc.	5,107	716,869
Wells Fargo & Co.	23,702	715,326
BlackRock, Inc. — Class A1	991	715,046
Regions Financial Corp.	44,353	714,970
PNC Financial Services Group, Inc.	4,798	714,902
Equinix, Inc. REIT[1]	1,000	714,180
Raymond James Financial, Inc.	7,464	714,081
KeyCorp[1]	43,513	714,048
Aon plc — Class A1	3,377	713,459
Northern Trust Corp.	7,650	712,521
Alexandria Real Estate Equities, Inc. REIT[1]	3,994	711,811
Arthur J Gallagher & Co.[1]	5,747	710,961
Loews Corp.[1]	15,787	710,731
Willis Towers Watson plc[1]	3,372	710,413
Healthpeak Properties, Inc. REIT[1]	23,500	710,405
Assurant, Inc.[1]	5,213	710,115
Realty Income Corp. REIT[1]	11,400	708,738
Franklin Resources, Inc.[1]	28,329	707,942
W R Berkley Corp.	10,638	706,576
Berkshire Hathaway, Inc. — Class B*,1	3,044	705,812
SBA Communications Corp. REIT	2,501	705,607
Prologis, Inc. REIT	7,079	705,493
American Tower Corp. — Class A REIT[1]	3,135	703,682
Truist Financial Corp.	14,662	702,750
Kimco Realty Corp. REIT[1]	46,729	701,402
Principal Financial Group, Inc.	14,132	701,088
U.S. Bancorp	15,036	700,527
Marsh & McLennan Companies, Inc.[1]	5,971	698,607
Globe Life, Inc.	7,356	698,526
Ameriprise Financial, Inc.[1]	3,594	698,422

See notes to financial statements.

24 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2020

	Shares	Value
COMMON STOCKS† – 98.6% (continued)
Financial – 18.7% (continued)
M&T Bank Corp.[1]	5,477	$ 697,222
Citizens Financial Group, Inc.	19,487	696,855
Everest Re Group Ltd.	2,975	696,418
CME Group, Inc. — Class A1	3,823	695,977
Crown Castle International Corp. REIT[1]	4,371	695,819
Fifth Third Bancorp[1]	25,210	695,040
Host Hotels & Resorts, Inc. REIT[1]	47,501	694,940
UDR, Inc. REIT	18,071	694,469
Equity Residential REIT[1]	11,694	693,220
Welltower, Inc. REIT[1]	10,727	693,179
American Express Co.[1]	5,732	693,056
SL Green Realty Corp. REIT	11,612	691,843
Chubb Ltd.[1]	4,483	690,023
Ventas, Inc. REIT	14,052	689,110
State Street Corp.	9,468	689,081
T. Rowe Price Group, Inc.	4,550	688,824
MetLife, Inc.	14,606	685,752
Prudential Financial, Inc.	8,771	684,752
People’s United Financial, Inc.	52,937	684,475
Aflac, Inc.[1]	15,371	683,548
Western Union Co.	31,145	683,321
AvalonBay Communities, Inc. REIT[1]	4,245	681,025
Unum Group	29,619	679,460
Lincoln National Corp.[1]	13,428	675,563
Huntington Bancshares, Inc.[1]	53,306	673,255
American International Group, Inc.[1]	17,769	672,734
Invesco Ltd.[1]	38,592	672,659
Essex Property Trust, Inc. REIT[1]	2,825	670,711
Iron Mountain, Inc. REIT[1]	22,687	668,813
Simon Property Group, Inc. REIT	7,841	668,680
Regency Centers Corp. REIT	14,640	667,438
Vornado Realty Trust REIT	17,764	663,308
CBRE Group, Inc. — Class A*,1	10,419	653,480
Boston Properties, Inc. REIT[1]	6,894	651,690
Federal Realty Investment Trust REIT[1]	7,646	650,827
Total Financial		66,457,859
Industrial – 13.9%
Howmet Aerospace, Inc.[1]	26,078	744,266
Vontier Corp.*,2	22,105	738,307
Vulcan Materials Co.	4,963	736,063
Martin Marietta Materials, Inc.[1]	2,580	732,643

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued	December 31, 2020

	Shares	Value
COMMON STOCKS† – 98.6% (continued)
Industrial – 13.9% (continued)
Allegion plc[1]	6,290	$ 732,030
Otis Worldwide Corp.	10,815	730,553
Deere & Co.[1]	2,695	725,090
Expeditors International of Washington, Inc.[1]	7,617	724,453
FLIR Systems, Inc.	16,469	721,836
Keysight Technologies, Inc.*	5,457	720,815
Dover Corp.[1]	5,679	716,974
Eaton Corporation plc[1]	5,962	716,275
Kansas City Southern[1]	3,506	715,680
Trane Technologies plc[1]	4,925	714,913
Xylem, Inc.[1]	6,999	712,428
Fortive Corp.	10,054	712,024
IDEX Corp.	3,572	711,542
Pentair plc[1]	13,394	711,087
Fortune Brands Home & Security, Inc.[1]	8,281	709,847
Waters Corp.*	2,868	709,601
Amcor plc	60,249	709,131
TransDigm Group, Inc.*	1,145	708,583
Ingersoll Rand, Inc.*,1	15,552	708,549
Union Pacific Corp.	3,394	706,699
TE Connectivity Ltd.[1]	5,837	706,686
Roper Technologies, Inc.	1,639	706,557
Johnson Controls International plc[1]	15,131	704,953
Sealed Air Corp.	15,395	704,937
Waste Management, Inc.	5,972	704,278
AMETEK, Inc.[1]	5,822	704,113
Stanley Black & Decker, Inc.	3,934	702,455
Packaging Corporation of America	5,084	701,134
Rockwell Automation, Inc.	2,794	700,763
Caterpillar, Inc.[1]	3,844	699,685
Carrier Global Corp.	18,548	699,631
Textron, Inc.	14,471	699,383
Republic Services, Inc. — Class A	7,257	698,849
Northrop Grumman Corp.	2,293	698,723
Teledyne Technologies, Inc.*	1,779	697,332
Masco Corp.[1]	12,682	696,622
Norfolk Southern Corp.	2,930	696,197
CH Robinson Worldwide, Inc.[1]	7,398	694,450
Ball Corp.[1]	7,445	693,725
Garmin Ltd.[1]	5,795	693,430
3M Co.	3,960	692,168
CSX Corp.[1]	7,622	691,697

See notes to financial statements.

26 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2020

	Shares	Value
COMMON STOCKS† – 98.6% (continued)
Industrial – 13.9% (continued)
Jacobs Engineering Group, Inc.[1]	6,344	$ 691,242
Illinois Tool Works, Inc.[1]	3,386	690,337
United Parcel Service, Inc. — Class B	4,093	689,261
Agilent Technologies, Inc.[1]	5,817	689,256
Westrock Co.	15,834	689,254
L3Harris Technologies, Inc.	3,643	688,600
Amphenol Corp. — Class A1	5,261	687,981
Mettler-Toledo International, Inc.*	602	686,087
Flowserve Corp.[1]	18,583	684,784
Parker-Hannifin Corp.	2,509	683,477
Honeywell International, Inc.	3,211	682,980
J.B. Hunt Transport Services, Inc.[1]	4,962	678,057
General Dynamics Corp.[1]	4,555	677,875
PerkinElmer, Inc.	4,719	677,176
Lockheed Martin Corp.[1]	1,905	676,237
Raytheon Technologies Corp.	9,456	676,199
Westinghouse Air Brake Technologies Corp.[1]	9,208	674,026
Emerson Electric Co.[1]	8,362	672,054
A O Smith Corp.	12,229	670,394
Old Dominion Freight Line, Inc.	3,432	669,858
General Electric Co.[1]	61,761	667,019
Huntington Ingalls Industries, Inc.[1]	3,878	661,121
Snap-on, Inc.	3,813	652,557
Boeing Co.[1]	2,992	640,468
FedEx Corp.[1]	2,381	618,155
Total Industrial		49,531,612

Consumer, Cyclical – 13.6%
Tesla, Inc.*	1,130	797,407
Pool Corp.	2,040	759,900
Ross Stores, Inc.	6,109	750,246
Copart, Inc.*	5,892	749,757
Ulta Beauty, Inc.*	2,597	745,755
Leggett & Platt, Inc.[1]	16,742	741,671
Chipotle Mexican Grill, Inc. — Class A*,1	530	734,956
Aptiv plc[1]	5,638	734,575
Hilton Worldwide Holdings, Inc.	6,580	732,091
Tapestry, Inc.	23,500	730,380
BorgWarner, Inc.[1]	18,873	729,253
Darden Restaurants, Inc.[1]	6,115	728,419
Hasbro, Inc.[1]	7,744	724,374
Las Vegas Sands Corp.	12,145	723,842

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	December 31, 2020

	Shares	Value
COMMON STOCKS† – 98.6% (continued)
Consumer, Cyclical – 13.6% (continued)
Lennar Corp. — Class A1	9,473	$ 722,127
Mohawk Industries, Inc.*	5,115	720,959
Hanesbrands, Inc.[1]	49,373	719,858
MGM Resorts International	22,838	719,625
Alaska Air Group, Inc.[1]	13,818	718,536
Starbucks Corp.[1]	6,692	715,910
Cummins, Inc.[1]	3,152	715,819
Live Nation Entertainment, Inc.*	9,717	714,005
Newell Brands, Inc.	33,605	713,434
Genuine Parts Co.[1]	7,101	713,153
TJX Companies, Inc.	10,434	712,538
McDonald’s Corp.[1]	3,317	711,762
NIKE, Inc. — Class B	5,016	709,613
Target Corp.	4,014	708,591
AutoZone, Inc.*,1	597	707,708
Marriott International, Inc. — Class A1	5,363	707,487
Yum! Brands, Inc.[1]	6,503	705,966
Ralph Lauren Corp. — Class A	6,801	705,536
PulteGroup, Inc.	16,275	701,778
NVR, Inc.*	172	701,736
Dollar General Corp.[1]	3,336	701,561
Lowe’s Companies, Inc.[1]	4,367	700,947
Wynn Resorts Ltd.[1]	6,210	700,674
Carnival Corp.[1]	32,329	700,246
Southwest Airlines Co.	15,023	700,222
Dollar Tree, Inc.*,1	6,469	698,911
Tractor Supply Co.	4,971	698,823
WW Grainger, Inc.[1]	1,708	697,445
O’Reilly Automotive, Inc.*	1,538	696,053
PACCAR, Inc.	8,065	695,848
CarMax, Inc.*,1	7,338	693,148
Costco Wholesale Corp.[1]	1,837	692,145
Home Depot, Inc.[1]	2,605	691,940
Tiffany & Co.	5,252	690,375
Domino’s Pizza, Inc.	1,798	689,461
Advance Auto Parts, Inc.[1]	4,372	688,634
PVH Corp.	7,307	686,054
General Motors Co.[1]	16,442	684,645
Fastenal Co.[1]	14,006	683,913
Best Buy Company, Inc.[1]	6,851	683,661
DR Horton, Inc.[1]	9,859	679,482

See notes to financial statements.

28 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2020

	Shares	Value
COMMON STOCKS† – 98.6% (continued)
Consumer, Cyclical – 13.6% (continued)
VF Corp.	7,953	$ 679,266
Whirlpool Corp.	3,747	676,296
Walmart, Inc.	4,689	675,919
Royal Caribbean Cruises Ltd.	9,014	673,256
Ford Motor Co.[1]	76,413	671,671
Gap, Inc.[1]	33,057	667,421
Delta Air Lines, Inc.[1]	16,513	663,988
LKQ Corp.*,1	18,801	662,547
Walgreens Boots Alliance, Inc.	16,596	661,848
Norwegian Cruise Line Holdings Ltd.*	26,000	661,180
L Brands, Inc.[1]	17,431	648,259
American Airlines Group, Inc.[1]	40,425	637,502
United Airlines Holdings, Inc.*	14,252	616,399
Under Armour, Inc. — Class A*	21,049	361,411
Under Armour, Inc. — Class C*	21,711	323,060
Total Consumer, Cyclical		48,462,978

Technology – 11.3%
Fortinet, Inc.*,1	5,370	797,606
Cadence Design Systems, Inc.*	5,815	793,340
Activision Blizzard, Inc.[1]	8,237	764,805
Skyworks Solutions, Inc.	4,950	756,756
Synopsys, Inc.*	2,916	755,944
Take-Two Interactive Software, Inc.*,1	3,623	752,823
Autodesk, Inc.*,1	2,464	752,358
Qorvo, Inc.*	4,515	750,709
ANSYS, Inc.*,1	2,056	747,973
Western Digital Corp.	13,491	747,266
Apple, Inc.[1]	5,630	747,045
Broadcom, Inc.[1]	1,698	743,469
DXC Technology Co.[1]	28,803	741,677
NetApp, Inc.	11,149	738,510
IPG Photonics Corp.*,1	3,297	737,836
Oracle Corp.	11,372	735,655
Paycom Software, Inc.*	1,626	735,358
Micron Technology, Inc.*	9,772	734,659
MSCI, Inc. — Class A	1,643	733,649
HP, Inc.[1]	29,825	733,397
Accenture plc — Class A1	2,804	732,433
Electronic Arts, Inc.[1]	5,075	728,770
QUALCOMM, Inc.	4,777	727,728
Cerner Corp.[1]	9,250	725,940

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	December 31, 2020

	Shares	Value
COMMON STOCKS† – 98.6% (continued)
Technology – 11.3% (continued)
Maxim Integrated Products, Inc.	8,185	$ 725,600
Adobe, Inc.*	1,448	724,174
Analog Devices, Inc.[1]	4,883	721,366
Cognizant Technology Solutions Corp. — Class A1	8,779	719,439
Microsoft Corp.	3,232	718,861
Intuit, Inc.[1]	1,892	718,676
Jack Henry & Associates, Inc.[1]	4,423	716,482
Teradyne, Inc.	5,974	716,223
Broadridge Financial Solutions, Inc.	4,669	715,291
ServiceNow, Inc.*	1,282	705,651
Texas Instruments, Inc.	4,291	704,282
Xerox Holdings Corp.	30,283	702,263
Zebra Technologies Corp. — Class A*	1,825	701,402
Paychex, Inc.	7,506	699,409
Akamai Technologies, Inc.*,1	6,657	698,918
International Business Machines Corp.[1]	5,546	698,130
KLA Corp.[1]	2,675	692,584
NVIDIA Corp.	1,324	691,393
Intel Corp.[1]	13,860	690,505
Advanced Micro Devices, Inc.*	7,520	689,659
salesforce.com, Inc.*,1	3,099	689,620
Leidos Holdings, Inc.[1]	6,538	687,275
Citrix Systems, Inc.[1]	5,276	686,408
Fiserv, Inc.*,1	6,003	683,502
Hewlett Packard Enterprise Co.[1]	57,485	681,197
Xilinx, Inc.[1]	4,792	679,362
Microchip Technology, Inc.	4,902	677,015
Applied Materials, Inc.[1]	7,806	673,658
Tyler Technologies, Inc.*	1,529	667,439
Lam Research Corp.[1]	1,402	662,123
Seagate Technology plc[1]	10,643	661,569
Fidelity National Information Services, Inc.[1]	4,662	659,487
Total Technology		40,174,669

Communications – 6.3%
Expedia Group, Inc.[1]	5,603	741,837
Netflix, Inc.*	1,370	740,800
Booking Holdings, Inc.*,1	330	734,999
NortonLifeLock, Inc.	35,183	731,103
Twitter, Inc.*,1	13,399	725,556
Arista Networks, Inc.*,1	2,485	722,066
ViacomCBS, Inc. — Class B	19,361	721,391

See notes to financial statements.

30 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2020

	Shares	Value
COMMON STOCKS† – 98.6% (continued)
Communications – 6.3% (continued)
Etsy, Inc.*	4,054	$ 721,247
Amazon.com, Inc.*,1	221	719,782
Walt Disney Co.*,1	3,922	710,588
VeriSign, Inc.*	3,282	710,225
Comcast Corp. — Class A1	13,533	709,129
T-Mobile US, Inc.*	5,252	708,232
Juniper Networks, Inc.[1]	31,444	707,804
eBay, Inc.[1]	14,029	704,957
F5 Networks, Inc.*,1	3,998	703,408
Charter Communications, Inc. — Class A*,1	1,057	699,258
Corning, Inc.[1]	19,339	696,204
Motorola Solutions, Inc.	4,093	696,056
Cisco Systems, Inc.[1]	15,552	695,952
CDW Corp.	5,273	694,929
Facebook, Inc. — Class A*,1	2,520	688,363
Interpublic Group of Companies, Inc.[1]	28,815	677,729
Verizon Communications, Inc.	11,421	670,984
Omnicom Group, Inc.	10,671	665,550
Lumen Technologies, Inc.[1]	67,639	659,480
AT&T, Inc.[1]	22,227	639,249
DISH Network Corp. — Class A*,1	19,140	618,988
News Corp. — Class A	29,266	525,910
Fox Corp. — Class A	16,252	473,258
Discovery, Inc. — Class C*,1	17,038	446,225
Alphabet, Inc. — Class A*,1	196	343,517
Alphabet, Inc. — Class C*,1	191	334,609
Discovery, Inc. — Class A*,1	8,818	265,334
Fox Corp. — Class B	7,407	213,914
News Corp. — Class B	9,162	162,809
Total Communications		22,381,442

Utilities – 5.5%
NRG Energy, Inc.[1]	20,773	780,026
AES Corp.[1]	32,588	765,818
NextEra Energy, Inc.	9,339	720,504
American Water Works Company, Inc.[1]	4,648	713,329
Public Service Enterprise Group, Inc.	12,203	711,435
CMS Energy Corp.[1]	11,607	708,143
Xcel Energy, Inc.[1]	10,604	706,969
Exelon Corp.[1]	16,733	706,467
Southern Co.	11,407	700,732
Eversource Energy[1]	8,034	695,021

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued	December 31, 2020

	Shares	Value
COMMON STOCKS† – 98.6% (continued)
Utilities – 5.5% (continued)
Ameren Corp.[1]	8,897	$ 694,500
FirstEnergy Corp.[1]	22,687	694,449
Evergy, Inc.	12,502	693,986
American Electric Power Company, Inc.[1]	8,328	693,473
PPL Corp.	24,546	692,197
Dominion Energy, Inc.	9,201	691,915
Pinnacle West Capital Corp.[1]	8,646	691,248
NiSource, Inc.	30,111	690,746
Edison International[1]	10,975	689,449
Duke Energy Corp.[1]	7,529	689,355
WEC Energy Group, Inc.	7,472	687,648
Alliant Energy Corp.[1]	13,330	686,895
Sempra Energy	5,385	686,103
CenterPoint Energy, Inc.[1]	31,690	685,772
Consolidated Edison, Inc.[1]	9,421	680,856
Entergy Corp.[1]	6,706	669,527
DTE Energy Co.[1]	5,511	669,090
Atmos Energy Corp.	6,957	663,907
Total Utilities		19,559,560

Energy – 4.5%
Phillips 66	9,916	693,525
Pioneer Natural Resources Co.	5,964	679,240
Devon Energy Corp.[1]	42,651	674,312
TechnipFMC plc[1]	71,277	670,004
Diamondback Energy, Inc.	13,755	665,742
Marathon Petroleum Corp.[1]	16,063	664,366
NOV, Inc.	48,132	660,852
Valero Energy Corp.	11,676	660,511
Cabot Oil & Gas Corp. — Class A1	40,544	660,056
Halliburton Co.[1]	34,758	656,926
Schlumberger N.V.	30,045	655,882
Marathon Oil Corp.[1]	97,627	651,172
Exxon Mobil Corp.[1]	15,736	648,638
HollyFrontier Corp.	25,082	648,370
Hess Corp.[1]	12,171	642,507
EOG Resources, Inc.[1]	12,859	641,278
Kinder Morgan, Inc.[1]	46,729	638,786
ONEOK, Inc.	16,580	636,340
Concho Resources, Inc.[1]	10,894	635,665
ConocoPhillips[1]	15,852	633,922
Baker Hughes Co.[1]	30,403	633,903

See notes to financial statements.

32 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2020

	Shares	Value
COMMON STOCKS† – 98.6% (continued)
Energy – 4.5% (continued)
Williams Companies, Inc.	31,429	$ 630,152
Chevron Corp.[1]	7,455	629,575
Apache Corp.[1]	42,810	607,474
Occidental Petroleum Corp.	32,994	571,126
Total Energy		16,190,324

Basic Materials – 3.7%
DuPont de Nemours, Inc.	10,380	738,122
Albemarle Corp.[1]	4,971	733,322
Freeport-McMoRan, Inc.	28,007	728,742
Linde plc	2,764	728,342
LyondellBasell Industries N.V. — Class A1	7,788	713,848
Mosaic Co.[1]	31,005	713,425
Dow, Inc.	12,764	708,402
Sherwin-Williams Co.	959	704,779
International Paper Co.[1]	14,173	704,682
Air Products and Chemicals, Inc.[1]	2,578	704,361
Newmont Corp.[1]	11,708	701,192
PPG Industries, Inc.	4,822	695,429
Celanese Corp. — Class A1	5,261	683,614
FMC Corp.[1]	5,920	680,385
CF Industries Holdings, Inc.[1]	17,507	677,696
International Flavors & Fragrances, Inc.[1]	6,207	675,570
Eastman Chemical Co.[1]	6,724	674,283
Ecolab, Inc.[1]	3,115	673,961
Nucor Corp.	12,169	647,269
Total Basic Materials		13,287,424
Total Common Stocks
(Cost $321,907,638)		351,123,809

EXCHANGE-TRADED FUNDS† – 45.1%
SPDR S&P 500 ETF Trust[1,2]	143,693	53,723,939
Invesco QQQ Trust Series 1[1,2]	170,613	53,528,123
iShares Russell 2000 Index ETF[1,2]	271,624	53,254,601
Total Exchange-Traded Funds
(Cost $115,455,290)		160,506,663

MONEY MARKET FUND† – 3.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	11,411,022	11,411,022
Total Money Market Fund
(Cost $11,411,022)		11,411,022
Total Investments – 146.9%
(Cost $448,773,950)		$ 523,041,494

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued	December 31, 2020

	Contracts	Value
LISTED OPTIONS WRITTEN† – (1.7)%
Call options on:
BNP Paribas S&P 500 Index Expiring January 2021 with strike price of $3,735
(Notional Value $107,423,602)*	286	$ (1,781,780)
BNP Paribas NASDAQ-100 Index Expiring January 2021 with strike price of $12,875
(Notional Value $106,972,724)*	83	(1,901,945)
BNP Paribas Russell 2000 Index Expiring January 2021 with strike price of $1,980
(Notional Value $106,444,685)*	539	(2,209,900)
Total Call Options Written
(Premiums received $5,684,332)		(5,893,625)
Other Assets & Liabilities, net – (45.2)%		(161,074,100)
Total Net Assets – 100.0%		$ 356,073,769

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 6.
1	Security represents cover for outstanding options written.
2	All or a portion of these securities have been physically segregated in connection with borrowings. As of December 31,2020, the total market value of segregated securities was $250,573,143.
3	Rate indicated is the 7-day yield as of December 31, 2020.

plc	Public Limited Company
REIT	Real Estate Investment Trust
See Sector Classification in Other Information section.
See notes to financial statements.

34 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2020

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 6 in the Notes to Financial Statements):
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$351,123,809	$—	$—	$351,123,809
Exchange-Traded Funds	160,506,663	—	—	160,506,663
Money Market Fund	11,411,022	—	—	11,411,022
Total Assets	$523,041,494	$—	$—	$523,041,494
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Options Written	$5,893,625	$—	$—	$5,893,625
Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 35

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2020

ASSETS:
Investments, at value (cost $448,773,950)	$523,041,494
Cash	118,652
Receivables:
Dividends	675,998
Investments sold	376,279
Interest	125
Total assets	524,212,548
LIABILITIES:
Borrowings	159,000,000
Options written, at value (premiums received $5,684,332)	5,893,625
Interest payable on borrowings	106,328
Payable for:
Investments purchased	2,555,228
Investment advisory fees payable	346,705
Other liabilities	236,893
Total liabilities	168,138,779
NET ASSETS	$356,073,769
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 48,342,587 shares issued and outstanding	$483,426
Additional paid-in capital	295,782,907
Total distributable earnings (loss)	59,807,436
NET ASSETS	$356,073,769
Shares outstanding ($0.01 par value with unlimited amount authorized)	48,342,587
Net asset value	$7.37

See notes to financial statements.

36 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	December 31, 2020
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$8,350,350
Interest	47,017
Total investment income	8,397,367
EXPENSES:
Investment advisory fees	3,682,213
Interest expense	1,914,474
Professional fees	156,398
Printing fees	113,327
Administration fees	106,477
Fund accounting fees	103,446
Custodian fees	86,370
Trustees’ fees and expenses*	76,727
Listing fees	47,495
Transfer agent fees	21,446
Insurance	17,350
Other expenses	12,034
Total expenses	6,337,757
Net investment income	2,059,610
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	48,350,449
Options purchased	(543,120)
Options written	(54,184,498)
Net realized loss	(6,377,169)
Net change in unrealized appreciation (depreciation) on:
Investments	3,380,808
Options written	356,845
Net change in unrealized appreciation (depreciation)	3,737,653
Net realized and unrealized loss	(2,639,516)
Net decrease in net assets resulting from operations	$(579,906)
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 37

STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2020

	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,059,610	$(86,751)
Net realized loss on investments	(6,377,169)	(6,969,037)
Net change in unrealized appreciation (depreciation) on investments	3,737,653	100,874,182
Net increase (decrease) in net assets resulting from operations	(579,906)	93,818,394
DISTRIBUTIONS:
Distributions to shareholders	(2,095,369)	—
Return of capital	(26,910,182)	(46,269,806)
Total distributions	(29,005,551)	(46,269,806)
SHAREHOLDER TRANSACTIONS:
Reinvestments of distributions	—	1,641,660
Net increase in net assets resulting from shareholder transactions	—	1,641,660
Net increase (decrease) in net assets	(29,585,457)	49,190,248
NET ASSETS:
Beginning of period	385,659,226	336,468,978
End of period	$356,073,769	$385,659,226

See notes to financial statements.

38 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	December 31, 2020
For the Year Ended December 31, 2020

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(579,906)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(3,380,808)
Net change in unrealized (appreciation) depreciation on options written	(356,845)
Net realized gain on investments	(48,350,449)
Net realized loss on options purchased	543,120
Net realized loss on options written	54,184,498
Purchase of long-term investments	(156,004,819)
Net proceeds from sale of long-term investments	249,053,739
Net purchases of short-term investments	(1,986,152)
Corporate actions and other payments	1,117,301
Premiums received on options written	424,037,069
Cost of closing options written	(476,685,160)
Decrease in interest receivable	19,946
Decrease in dividend receivable	186,208
Decrease investments sold receivable	2,590,712
Decrease in other assets	5,879
Increase in investments purchased payable	248,900
Decrease in interest payable on borrowings	(252,470)
Decrease in investment advisory fees payable	(31,710)
Increase in accrued expenses and other liabilities	3,576
Net Cash Provided by Operating and Investing Activities	$44,362,629
Cash Flows From Financing Activities:
Distributions to common shareholders	(29,005,551)
Proceeds from borrowings	116,000,000
Payments made on borrowings	(132,000,000)
Net Cash Used in Financing Activities	(45,005,551)
Net decrease in cash	(642,922)
Cash at Beginning of Year	761,574
Cash at End of Year	$118,652
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$2,166,944

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 39

FINANCIAL HIGHLIGHTS	December 31, 2020

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$7.98	$6.99	$9.01	$8.35	$8.37
Income from investment operations:
Net investment income (loss)(a)	0.04	— *	(0.01)	0.01	0.06
Net gain (loss) on investments (realized and unrealized)	(0.05)	1.95	(1.05)	1.61	0.88
Total from investment operations	(0.01)	1.95	(1.06)	1.62	0.94
Less distributions from:
Net investment income	(0.04)	—	(0.03)	(0.25)	(0.47)
Capital gains	—	—	(0.60)	(0.42)	—
Return of capital	(0.56)	(0.96)	(0.33)	(0.29)	(0.49)
Total distributions to shareholders	(0.60)	(0.96)	(0.96)	(0.96)	(0.96)
Net asset value, end of period	$7.37	$7.98	$6.99	$9.01	$8.35
Market value, end of period	$6.55	$8.06	$6.78	$8.90	$8.00
Total Return(b)
Net asset value	2.16%	28.83%	(12.79%)	20.25%	11.87%
Market value	(9.16%)	34.15%	(14.24%)	24.34%	17.86%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$356,074	$385,659	$336,469	$433,042	$159,229
Ratio to average net assets of:
Net investment income (loss), including interest expense	0.65%	(0.02)%	(0.13)%	0.14%	0.78%
Total expenses, including interest expense(c)	2.01%	2.74%	2.64%	2.34%	2.16%
Net expenses, including interest expense(c),(d),(e),(f)	2.01%	2.74%	2.64%	2.32%	2.01%
Portfolio turnover rate	34%	22%	25%	67%	143%

See notes to financial statements.

40 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	December 31, 2020

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
Senior Indebtedness
Borrowings – committed facility agreement (in thousands)	$159,000	$175,000	$148,000	$198,000	$72,000
Asset Coverage per $1,000 of borrowings(g)	$3,239	$3,204	$3,273	$3,187	$3,212

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)	Does not include expenses of the underlying funds in which the Fund invests
(d)	Excluding interest expense, the net expense ratios for the years ended December 31 would be:

2020	2019	2018	2017	2016
1.40%	1.37%	1.37%	1.44%(f)	1.46%

(e)	Net expense information reflects the expense ratios after expense waivers, as applicable.
(f)	Excluding interest and merger expenses, the net expense ratio for the year ended December 31, 2017 would be 1.37%.
(g)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the borrowings.
*	Less than $.01 per share.
See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS	December 31, 2020

Note 1 – Organization
Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) a Delaware statutory trust, is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be

42 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2020

valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.
Open-end investment companies are valued at their net asset value per share (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
(c) Currency Translations
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2020

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
(d) Distributions to Shareholders
The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the June 30, 2017 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount and will continue to do so until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.
(e) Options
Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.
When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
(f) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

44 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2020

Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Speculation: the use of an instrument to express macro-economic and other investment views.
Options Purchased and Written
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. As of December 31, 2020, there were no options purchased outstanding.
The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:
Average
Notional Amount
Use	Call		Put
Hedge, Speculation	$ —*		$ —

*	Call options purchased were outstanding for 1 day during the year ended December 31, 2020. The daily average outstanding notional amount of call options purchased during the year was $6,498,437.
The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2020

underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.
The following table represents the Fund’s use and volume of call/put options written on a monthly basis:
	Average
	Notional Amount
Use	Call	Put
Hedge, Speculation	$247,067,477	$ —
Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2020:
Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts		Options written, at value
The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at December 31, 2020:
Liability Derivative Investments Value
Options Written
Equity Risk
$5,893,625

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2020:
Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2020:
Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Options Written	Options Purchased
Equity Risk	Equity Risk	Total
$(54,184,498)	$(543,120)	$(54,727,618)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments
Recognized on the Statement of Operations
Options Written	Options Purchased
Equity Risk	Equity Risk	Total
$356,845	$ —	$356,845

46 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2020

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 –Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund did not

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2020

have any derivative financial instruments that were subject to enforceable master netting arrangements as of December 31, 2020.
The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The Fund did not have any deposits held by others in connection with derivative investments as of December 31, 2020.
Note 5 –Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. Both GFIA and GPIM are indirect wholly-owned subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.
Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Adviser pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.
For purposes of calculating the fees payable under the foregoing agreements, “managed assets” means the total assets of the Fund, including assets attributable to the proceeds from financial leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, (including notes or commercial paper), the issuance of preferred shares, the effective leverage of certain portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, or any other form of financial leverage, minus liabilities, other than liabilities related to any financial leverage.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2020

Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Borrowings
The Fund has entered into a $250,000,000 committed credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund agreed to provide the pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of December 31, 2020, there was $159,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the year ended December 31, 2020, was $144,128,415 with a related average interest rate of 1.33%. The maximum amount outstanding during the year was 179,000,000. As of December 31, 2020, the market value of the securities segregated as collateral is $250,573,143.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party, other than to the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party,

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2020

other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses
Note 8 –Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.
The tax character of distributions paid during the year ended December 31, 2020 was as follows:
Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$2,095,369	$ –	$26,910,182	$29,005,551
The tax character of distributions paid during the year ended December 31, 2019 was as follows:
Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$ –	$ –	$46,269,806	$46,269,806
Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
The tax components of distributable earnings/(loss) as of December 31, 2020 were as follows:
Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$ –	$ –	$73,322,659	$(13,515,223)	$59,807,436

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2020

carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2020, capital loss carryforwards for the Fund were as follows:
		Total
Unlimited		Capital Loss
Short-Term	Long-Term	Carryforward
$(11,716,215)	$ –	$(11,716,215)
Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, return of capital distributions received, losses deferred due to straddles, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.
The following adjustments were made on the Statement of Assets and Liabilities as of December 31, 2020 for permanent book/tax differences:
Total
Paid In	Distributable
Capital	Earnings/(Loss)
$(35,759)	$35,759
At December 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:
Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$449,718,835	$102,519,740	$(29,197,081)	$73,322,659
Note 9 – Securities Transactions
For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivative transactions, were as follows:
Purchases	Sales
$156,004,819	$249,053,739

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2020

Note 10 – Capital

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized 48,342,587 shares issued and outstanding. Transactions in common shares were as follows:
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Beginning shares	48,342,587	48,133,460
Shares issued through dividend reinvestment	—	209,127
Ending shares	48,342,587	48,342,587
Note 11 - COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
Note 12 –Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

52 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2020

To the Shareholders and the Board of Trustees of Guggenheim Enhanced Equity Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Guggenheim Enhanced Equity Income Fund (the “Fund”), including the schedule of investments, as of December 31, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Guggenheim investment companies since 1979.
Tysons, Virginia
February 26, 2021

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 53

OTHER INFORMATION (Unaudited)	December 31, 2020

Expense Ratio Information
The expense ratios shown on the Financial Highlights page of this report do not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.07% for the year ended December 31, 2020.
Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.
Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2020, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.
Qualified	Dividend
Dividend	Received
Income	Deduction
100.00%	100.00%

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tions system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposed of these investment policies, the Fund usually classifies industries based on industry-level classifications used widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

54 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	December 31, 2020

Trustees
The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal business occupations during the past five years:
Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2005	Current: Private Investor (2001-present).	157	Current: Purpose Investments Funds
(1951)	Chair of the	(Trustee)			(2013-present).
	Valuation	Since 2020	Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Oversight	(Chair of the	President, Pizza Hut International (1991-1993); Senior Vice President, Strategic		Former: Managed Duration Investment
	Committee	Valuation	Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2006-2016).
Oversight
Committee)
Angela	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	156	Current: Bowhead Insurance GP, LLC
Brock-Kyle					(2020- Present); and Hunt Companies,
(1959)			Former: Senior Leader, TIAA (1987-2012).		Inc. (2019-present).

Former: Infinity Property & Casualty
Corp. (2014-2018).
Donald A.	Trustee	Since 2014	Current: Retired.	156	Former: Midland Care, Inc. (2011-2016).
Chubb, Jr.[1]
(1946)			Former: Business broker and manager of commercial real estate, Griffith &
Blair, Inc. (1997-2017).
Jerry B. Farley[1]	Trustee	Since 2014	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust
(1946)					(2000-present).

Former: Westar Energy, Inc. (2004-2018).
Roman	Trustee	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company	156	Former: Zincore Metals, Inc.
Friedrich III[1]			(1998-present).		(2009-2019).
(1946)

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 55

OTHER INFORMATION (Unaudited) continued	December 31, 2020

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Thomas F.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief	156	Current: US Global Investors (GROW)
Lydon, J	Chair of the	(Trustee)	Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer,		(1995-present).
(1960)	Contracts	Since 2020	Lydon Media (2016-present).
	Review	(Chair of the			Former: Harvest Volatility Edge Trust (3)
	Committee	Contracts			(2017-2019).
Review
Committee)
Ronald A. Nyberg	Trustee and	Since 2005	Current: Of Counsel, Momkus LLP (2016-present).	157	Current: PPM Funds (3) (2018-present);
(1953)	Chair of the				Edward-Elmhurst Healthcare System
	Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		(2012-present).
	and		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
	Governance				Former: Western Asset Inflation-Linked
	Committee				Opportunities & Income Fund (2004-
2020); Western Asset Inflation-Linked
Income Fund (2003-2020); Managed
Duration Investment Grade Municipal
Fund (2003-2016).
Sandra G.	Trustee and	Since 2019	Current: Retired.	156	Current: SPDR Series Trust (81)
Sponem	Chair of the	(Trustee)			(2018-present); SPDR Index Shares
(1958)	Audit	Since 2020	Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (30) (2018-present); SSGA Active
	Committee	(Chair of the	Mortenson-Companies, Inc. (2007-2017).		Trust (14) (2018-present).
Audit
		Committee)			Former: SSGA Master Trust (1)
(2018-2020).

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OTHER INFORMATION (Unaudited) continued	December 31, 2020

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald E.	Trustee, Chair	Since 2005	Current: Portfolio Consultant (2010-present); Member, Governing Council,	156	Former: Western Asset Inflation-Linked
Toupin, Jr.	of the Board		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund (2004-
(1958)	and Chair of		Investment Company Institute (2018-present).		2020); Western Asset Inflation-Linked
	the Executive				Income Fund (2003-2020); Managed
	Committee		Former: Member, Executive Committee, Independent Directors Council (2016-		Duration Investment Grade Municipal
			2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Fund (2003-2016).
Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.
(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 57

OTHER INFORMATION (Unaudited) continued	December 31, 2020

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee, Vice	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex (2018-	156	None.
(1961)	President and	(Trustee)	present); Chief Legal Officer, certain other funds in the Fund Complex (2014-
	Chief Legal	Since 2014	present); Vice President, certain other funds in the Fund Complex (2007-
	Officer	(Chief Legal	present); Senior Managing Director, Guggenheim Investments (2012-present).
Officer)
		Since 2012	Former: President and Chief Executive Officer, certain other funds in the
		(Vice President)	Fund Complex (2017-2019); Vice President, Associate General Counsel and
Assistant Secretary, Security Benefit Life Insurance Company and Security
Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
—	Messrs. Farley, Friedrich, Lydon, Jr. and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2021.
—	Messr. Toupin, Ms. Lee and Ms. Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2022.
—	Messrs. Barnes, Chubb, Jr. and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2023.
***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Clay-
more Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim
Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable
Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.
1	Under the Fund’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

58 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	December 31, 2020

Officers
The Officers of the Guggenheim Enhanced Equity Income Fund, who are not Trustees, and their principal occupations during the past five years:
Term of Office
Name, Address*	Position(s) Held	and Length of	Principal Occupation(s)
and Year of Birth	with Trust	Time Served**	During Past Five Years
Officers:
Brian E. Binder	President and Chief	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present);
(1972)	Executive Officer		President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds
Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC
(2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-
present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments
(2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and
Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business
Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief Compliance	Since 2012	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior
(1966)	Officer		Managing Director, Guggenheim Investments (2014-present).

Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer
and Secretary certain other funds in the Fund Complex (2008-2012); Senior Vice President and Chief
Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant Treasurer	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain
(1972)			other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director,
(1978)			Guggenheim Investments (2007-present).
Glenn McWhinnie	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other
(1969)			funds in the Fund Complex (2016-present).

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 59

OTHER INFORMATION (Unaudited) continued	December 31, 2020

Term of Office
Name, Address*	Position(s) Held	and Length of	Principal Occupation(s)
and Year of Birth	with Trust	Time Served**	During Past Five Years
Officers continued:
Michael P. Megaris	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director,
(1984)			Guggenheim Investments (2012-present).
William Rehder	Assistant	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
(1967)	Vice President
Kimberly J. Scott	Assistant Treasurer	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in
(1974)			the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer,
Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment
Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director,
(1979)			Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan
Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds
(1955)	Officer, Chief		in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments
	Accounting Officer		(2010-present).
and Treasurer
Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen
Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and
Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and
Treasurer, Van Kampen Funds (1996-2004).

60 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	December 31, 2020

Term of Office
Name, Address*	Position(s) Held	and Length of	Principal Occupation(s)
and Year of Birth	with Trust	Time Served**	During Past Five Years
Officers continued:
Jon Szafran	Assistant Treasurer	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other
(1989)			funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration,
Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund
Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital
Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 61

DIVIDEND REINVESTMENT PLAN (Unaudited)	December 31, 2020

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company N.A. (the ”Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date; provided that, if the net asset value is less than or equal to 95% of the then current market price per common share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

62 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	December 31, 2020

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 63

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited)	December 31, 2020

CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
Effective December 31, 2020, Perry Hollowell became a portfolio manager for the Fund.
Recent Market, Economic, and Social Developments Risk
Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and difficult to value. Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation.
The outbreak of infectious respiratory illness caused by a novel coronavirus known as “COVID-19” is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal, disruption or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund.
The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.
PRINCIPAL INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek a high level of current income and gains, with a secondary objective of long-term capital appreciation. The Fund’s investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

64 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited)(continued)	December 31, 2020

PRINCIPAL INVESTMENT STRATEGIES
The Fund will pursue its investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy, which follows Guggenheim Partners Investment Management’s (“GPIM”) proprietary dynamic rules-based methodology, to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio.
Equity Securities. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option-writing strategy developed by GPIM (the “portable alpha model”). The Fund may seek to obtain exposure to equity markets through investments in ETFs or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would hold a diversified portfolio of stocks. To the extent the Fund’s equity exposure strategy is implemented through investment in broad-based equity ETFs or other investment funds or derivative instruments that replicate the economic characteristics of exposure to equity securities markets, the Fund’s portfolio will seek indirectly to provide diversified equity market exposure through holdings in fewer investments. In current market conditions, the Fund seeks to obtain exposure to equity markets by investing primarily in ETFs.
Option Strategy. The Fund seeks to achieve its objectives by obtaining broadly diversified exposure to the equity markets utilizing an enhanced equity option strategy developed by GPIM (the “Option Strategy”). The Fund has the ability to write call options on the ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. The Fund currently intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund’s use of written call options may vary over time based on GPIM’s assessment of market conditions and other factors (such that it may range from 0% to 100% of net assets). The Fund may, but does not have to, cover 100% of the equity holdings in its portfolio. The typical hedge ratio for the Fund is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of one to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and GPIM’s macroeconomic views. Changing the hedge ratio will impact the beta (represents the systematic risk of a portfolio and measures its sensitivity to a benchmark) of the portfolio resulting in a portfolio that has either higher or lower risk-adjusted exposure to broad market equities.
The Fund intends to pursue the Option Strategy primarily by writing call options on equity indices, which could include securities that are not specifically held by the Fund. The Fund will opportunistically employ the Option Strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund’s shareholders and reduce overall portfolio risk.
The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund. Although the Fund will receive premiums from the options written, by writing a covered call

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 65

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited)(continued)	December 31, 2020

option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.
GPIM may engage in selling call options on indices, which could include securities that are not specifically held by the Fund. An option on an index is considered covered if the Fund also holds shares of a passively managed ETF that fully replicates the respective index and has a value at least equal to the notional value of the option written.
The Fund may also write call options on securities, including ETFs, that are not held by the Fund, or on indices other than the indices tracked by the ETFs held by the Fund. As such transactions would involve uncovered option writing, they may be subject to more risks compared to the Fund’s covered call option strategies involving writing options on securities, including ETFs, held by the Fund or indices tracked by the ETFs held by the Fund. When the Fund writes uncovered call options, under current regulatory requirements, it will earmark or segregate cash or liquid securities in accordance with applicable guidance provided by the staff of the SEC.
Other Derivatives. The Fund may use a variety of derivative instruments (including both long and short positions), including other categories of options contracts, futures contracts, options on futures contracts, forward contracts and swap, cap, floor or collar agreements. The Fund may also purchase and sell forward contracts on foreign currencies. The Fund may enter into derivatives transactions for hedging or risk management purposes or as part of its investment strategies, including to gain exposure to equity and other securities in which the Fund may invest and/or for speculative purposes.
Illiquid Securities. The Fund may invest up to 20% of its total assets in securities which are illiquid at the time of investment.
Foreign Securities. The Fund will ordinarily focus its investments in securities of U.S. issuers but may invest in or seek exposure to foreign issuers, including through investments in ADRs.
When-Issued, Delayed Delivery and Forward Commitment Transactions. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.
Short Sales. The Fund may make short sales of securities. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. The Fund may also make short sales “against the box” without respect to such limitations.
Securities Lending. The Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with the regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s total assets.

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Other Investment Companies. The Fund may invest without limitation in securities of other open- or closed-end investment companies, including exchange-traded funds. The Fund currently seeks to obtain exposure to equity markets by investing primarily in exchange-traded funds.
Swaps. The Fund may enter into a variety of swap agreements with respect to currencies, individual securities, indexes of securities, interest rates and other assets or measures of risk or return.
Repurchase Agreements. The Fund may enter into repurchase agreements.
Reverse Repurchase Agreements & Dollar Rolls. The Fund may enter into reverse repurchase agreements and dollar rolls.
PORTFOLIO COMPOSITION
The following provides additional information about the types of securities and other instruments in which the Fund will or may ordinarily invest.
Common Stocks and Other Equity Securities. The Fund will ordinarily have substantial exposure (both long and short positions) to common stocks and other equity securities of U.S. issuers or foreign issuers that trade on U.S. exchanges. Common stock represents an equity ownership interest in a company. The Fund may invest in common stocks of issuers in any industry or sector and of any size (in terms of market capitalization), although the Fund will ordinarily focus on large- and, to a lesser extent, medium-sized companies.
Although common stocks and other equity securities have historically generated higher average returns than debt securities over the long term, they also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets and a drop in those markets may depress the prices of the equity securities held by the Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur.
In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
The Fund may invest in common stocks and other equity securities that are unlisted or trade in “over-the-counter” markets. Unlike securities exchanges, an over-the-counter market is not a centralized facility that limits trading activity to securities of companies that initially satisfied particular standards. The volume of trading in an unlisted or over-the-counter equity security is usually less than the volume of trading in a comparable listed security.
Short Sales. The Fund may make substantial use of short sales for investment and risk management purposes, including when GPIM anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. The Fund may take short equity positions in an amount equal to approximately 20% of the Fund’s net assets at the time of sale, but reserves the flexibility to hold short equity positions of up 70% of net assets. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward,

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futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the securities during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale.
Until the Fund replaces a borrowed security, the Fund is required to maintain during the period of the short sale the short sales proceeds that the broker holds and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
Call and Put Options. As described above, the Fund will opportunistically employ the Option Strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund’s shareholders and reduce overall portfolio risk. The Fund currently intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund’s use of written call options may vary over time based on GPIM’s assessment of market conditions and other factors (such that it may range from 0% to 100% of net assets). For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option.
The Fund pursues the Option Strategy primarily by writing call options on equity indexes. As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price upon exercise. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. GPIM may cause the Fund to repurchase an index call option prior to its expiration date, extinguishing the Fund’s obligation, in which case the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Fund.
Equity index options differ from options on individual securities in that (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index options reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single common stock. In addition, 60% of the gains or losses from certain equity index call options will be treated as long-term capital gains or losses for federal income tax purposes (with 40% being treated as short-term capital gains or losses), whereas all gains and losses from call options on individual securities will be treated as short-term capital gains or losses (unless the option is actually exercised after the security, or any related “substantially

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similar” security or other property, is treated for federal income tax purposes as having been held by the Fund for more than a year).
GPIM may cause the Fund to sell call options on “broad-based” equity indexes, such as the S&P 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities.
The Fund may write (sell) call options that are “at-the-money,” “in-the-money” or “out-of-the-money.” At-the-money call options are options with a strike price equal to the current cash value of the underlying equity index or market price of the underlying equity security. In-the-money call options are call options with a strike price below the current value of the underlying index or equity security. The Fund may write (sell) at-the-money and in-the-money call options to earn premiums as a defensive measure to protect against a possible decline in or volatility in the underlying index or equity security. Out-of-the-money call options are options with a strike price above the value of the underlying index or equity security. Out-of-the-money options will generally generate premiums for the Fund and will also allow the Fund to potentially benefit from appreciation up to the strike price of the option written. The Fund does not generally intend to write (sell) call options with exercise prices well below or well above the current value of the underlying index or equity security. When the value of the equity index or individual security upon which a call option is written rises, a call option that was at- or out-of-the-money when written may become in-the-money, thereby increasing the likelihood that the option could be exercised and the Fund forced to pay the amount of appreciation above the strike price of the option upon exercise or to sell the underlying security.
The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Conventional listed call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The call options the Fund intends to write (sell) may be either “European-style” options, which may be exercised only during a specified period of time just prior to the expiration date, or “American-style” options, which may be exercised at any time between the date of purchase and the expiration date. The Fund may also utilize unlisted (or “over-the-counter”) options.
The Fund may also write options on ETFs and other similar instruments designed to correlate with the performance of an equity index or market segment.
In addition to writing call options, the Fund may also purchase put options on equity indexes and individual securities. As the purchaser of a put option, the Fund, in exchange for a premium, would have the right to receive a cash payment from the seller of the option in the event the value of the underlying index or security is below the exercise price of the put option upon its exercise. The Fund would ordinarily realize a gain if (i) at the time of exercise, the value of the relevant index or security decreased below the exercise price of the put option to more than cover the premium and transaction costs borne by the Fund or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost. The Fund will purchase put options in an attempt to hedge against market declines in or volatility in equity securities held in the Fund’s portfolio. If the Fund purchases

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put options that are “out-of-the-money” (i.e., where the exercise price is less than the value of the security or index), the Fund will not be fully covered against any market decline. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. Also, a purchased index put option may not work as intended due to a lack of correlation between changes in value of the index and changes in the market value of the equity securities held by the Fund.
Futures Contracts. In addition to the strategies described above, the Fund may engage in asset allocation strategies by purchasing or selling futures contracts on U.S. and foreign securities indexes and other assets. GPIM may use futures contracts on behalf of the Fund in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.
A futures contract is an agreement to buy or sell a security (or deliver a cash settlement price in the case of a contract relating to an index, or otherwise not calling for physical delivery of the security) at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.
Although some futures contracts call for making or taking delivery of the underlying securities or other assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or asset, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Any such gain or loss would be net of associated transaction costs.
When purchasing a futures contract, the Fund may segregate liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its purchased futures positions by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund. When selling a futures contract, the Fund may segregate liquid assets that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its sold futures positions by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based) or by holding a call option

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permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets that have been segregated).
Other Derivative Instruments. In addition to options and futures contracts, the Fund may use a variety of other derivative instruments (including both long and short positions) for hedging or risk management purposes or as part of its investment strategies, including options on futures contracts, forward contracts and swap agreements. The Fund may also purchase and sell forward contracts on foreign currencies. A forward contract on a foreign currency provides for the purchase or sale of foreign currency at an exchange rate established at the time of entering the contract but with payment and delivery at a future time. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest . Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates, currencies and related indexes. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments.
The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks.
When-Issued, Delayed Delivery and Forward Commitment Transactions. The Fund may purchase securities on a when-issued basis, may purchase and sell securities for delayed delivery and may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (forward commitments). Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.
Foreign (Non-U.S.) Investments. The Fund will ordinarily focus its investments in securities of U.S. issuers, but may invest without limit in ADRs and other securities of foreign issuers traded on U.S. securities markets. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks, represent the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States.
Some of the derivative instruments utilized by the Fund may trade on foreign exchanges or be denominated in or pay revenues in non-U.S. currencies. The Fund may engage in a variety of transactions involving foreign currencies in order to hedge against foreign currency risk or to shift exposure to foreign currency fluctuations from one currency to another. For instance, the Fund may enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions at any given time or from time to time. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.
Investment Grade Debt Securities. The Fund may invest a portion of its assets in investment grade debt instruments of varying maturities. Investment grade securities are those rated, at the time of investment, Baa or above by Moody’s or BBB or above by S&P, or securities that are unrated but that GPIM judges to be of comparable quality. The debt securities in which the Fund may invest include

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bonds, commercial paper and other debt securities of U.S. corporate and other issuers, U.S. government securities, municipal securities, bank certificates of deposit and fixed time deposits and bankers’ acceptances. The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or GPIM downgrades its assessment of the credit characteristics of a particular issue.
Bonds include bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.
Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.
The Fund’s investments in debt securities are subject to a number of risks, including credit risk, interest rate risk, inflation/deflation risk and management risk.
Illiquid Securities. The Fund may invest up to 20% of its total assets in securities which are illiquid at the time of investment.
Other Investment Companies. The Fund may invest in securities of open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when GPIM believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by GPIM or its affiliates to the extent permitted by applicable law or regulation and/or pursuant to exemptive relief from the Securities and Exchange Commission or regulatory guidance and interpretation. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. GPIM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in other securities. The securities of other investment companies may be leveraged, in which case the net asset value and/or market value of the investment company’s shares will be more volatile than unleveraged investments.

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Repurchase Agreements. The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.
Reverse Repurchase Agreements and Dollar Rolls. In a reverse repurchase agreement, the Fund would sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund but only securities which are “substantially identical.” Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities. Therefore, these transactions would represent a form of borrowing by the Fund. Such transactions may be advantageous if the interest cost to the Fund of the reverse repurchase or dollar roll transaction is less than the returns the Fund obtains on investments purchased with the cash.
To the extent that the Fund does not cover its positions in reverse repurchase agreements and dollar rolls (by segregating liquid assets at least equal in amount to the forward purchase commitment, under current regulatory requirements), its obligations under reverse repurchase agreements or dollar rolls will be subject to the Fund’s limitations on borrowings. In addition, the Fund has a policy to limit its use of reverse repurchase agreements and dollar rolls and certain other forms of leverage to 30% of the Fund’s total assets (including the proceeds of leverage) at the time utilized. The Fund’s investments in reverse repurchase agreements and dollar rolls are subject to the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
Lending of Portfolio Securities. For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned. The Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.
Real Estate Investment Trusts (“REITs”). The Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income

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from the collection of interest payments. REITs are not taxed on net income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.
USE OF LEVERAGE
The Fund may utilize leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, the Fund may utilize Financial Leverage in the form of indebtedness in an aggregate amount up to 331/3% of the Fund’s total assets (including the proceeds of such leverage), less all liabilities and indebtedness not represented by senior securities immediately after incurring such indebtedness. Under the 1940 Act, the Fund may utilize leverage in the form of preferred shares in an aggregate amount (including the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock) of up to 50% of the Fund’s total assets (including the proceeds of such leverage) immediately after such issuance.
The Fund currently employs leverage in the form of indebtedness through a committed facility provided by BNP Paribas. Although leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. Leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.
The Fund’s borrowings under the committed facility are collateralized by portfolio assets, which are maintained by the Fund in a separate account with the Fund’s custodian for the benefit of the lender, which collateral exceeds the amount borrowed. Securities deposited in the collateral account may be rehypothecated by the lender subject to the terms and conditions of the facility agreements. In the event of a default by the Fund under the committed facility, the lender has the right to sell such collateral assets to satisfy the Fund’s obligation to the lender. The committed facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than BNP Paribas, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain asset coverage ratio with respect to such indebtedness (as defined in Section 18(h) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, under current regulatory requirements, the Fund intends to earmark or segregate

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cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Such segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Fund’s Financial Leverage. To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.
In addition, in October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and cover practices discussed herein. The final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio as discussed above or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
PRINCIPAL RISKS OF THE FUND
Investors should consider the following risk factors and special considerations associated with investing in the Fund. Investors should be aware that in light of the current uncertainty, volatility and

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distress in economies, financial markets, and labor and public health conditions over the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to elevated investment risk, including the possible loss of the entire principal amount invested.
Not a Complete Investment Program
The Fund is intended for investors seeking a high level of after-tax total return, with an emphasis on current distributions paid to shareholders, over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.
Investment and Market Risk
An investment in the Fund is subject to investment risk, particularly under current economic, financial, labor and public health conditions, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods. For example, interest rates and bond yields may fall as a result of types of events, including responses by governmental entities to such events, which would magnify the Fund’s fixed-income instruments’ susceptibility to interest rate risk and diminish their yield and performance, and equity securities may be particularly vulnerable to volatility and other adverse developments.
Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Adviser and Sub-Adviser potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries.

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At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.
Management Risk
The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund’s sub-adviser, responsible for management of the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Equity Securities Risk
Common equity securities prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market and broader domestic and international political and economic events. The prices of common equity securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of common equity securities to which the Fund has exposure. While broad market measures of common stocks have historically generated higher average returns than debt securities, common stocks have also experienced significantly more volatility in those returns. Equity securities have experienced heightened volatility over recent periods and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers. Dividends on common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.
Investment Funds Risk
As an alternative to holding investments directly, the Fund may also obtain investment exposure to credit securities and common equity securities by investing in other investment companies (“Investment Funds”). Investments in Investment Funds present certain special considerations and risks not present in making direct investments in credit securities and common equity securities. Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other Investment Funds in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, thus resulting in duplicative fees. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher

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profit participation. Investments in Investment Funds frequently expose the Fund to an additional layer of financial leverage. Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While the Sub-Adviser will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.
Liquidity Risk
The Fund may invest in unregistered securities, restricted securities and securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, market, credit and other events may affect the prices of securities with limited liquidity held by the Fund to a greater extent than such events affect more liquid securities, thereby adversely affecting the Fund’s net asset value and ability to make distributions. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve. Liquidity of financial markets may also be affected by government intervention.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk
When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of financial leverage and increase the Fund’s overall investment exposure.
Repurchase Agreements and Reverse Repurchase Agreements Risk
In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

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Short Sale Risk
Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The risk for loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. GPIM’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the equity markets.
REIT Risk
In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and a fund and its shareholders will incur its pro rata share of the underlying expenses.
Securities Lending Risk
The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.
Credit Risk
The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political

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conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Interest Rate Risk
Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the economic crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted and are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly discontinued, disrupted, reversed or are ineffective in achieving their desired outcomes or lead to increases in inflation. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline and when interest rates decrease, the values of fixed-income and other debt instruments rise. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. Changes in fixed-income or related market conditions, including the potential for changes to interest rates and negative interest rates, may expose fixed-income or related markets to heightened volatility and reduced liquidity for Fund investments, which may be difficult to sell at favorable times or prices, causing the value of a Fund’s investments to decline. During periods when interest rates are low or negative, the Fund’s yield and performance may be adversely affected and the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. The risks associated with rising interest rates are heightened given the current low interest rate environment.
Risks Associated with the Fund’s Covered Call Option Strategy
The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to

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use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The Fund may write call options on individual securities, securities indices, exchange-traded funds (“ETFs”) and baskets of securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in the securities’ market value. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or instrument at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A written call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required under current regulatory requirements, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option. There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The Fund may write exchange-listed and over-the-counter (“OTC”) options. Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks.
Derivatives Transactions Risk
In addition to the covered call option strategy described above, the Fund may, but is not required to, utilize other derivatives, including futures contracts and other derivative transactions, to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy). If the Sub-Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Risks inherent in the use of derivatives include: dependence on the Sub-Adviser’s ability to predict correctly movements in the direction of interest rates and securities prices; imperfect correlation between the price of derivatives and movements in the prices of the securities being hedged; the fact that skills needed to use these strategies are different from those needed to select portfolio securities; the possible absence of a liquid secondary market for any particular instrument at any time; the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for

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the Fund to sell a security at a disadvantageous time due to a need under current regulatory requirements for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and the creditworthiness of counterparties.
Swap Agreements Risk
The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Swap transactions are subject to market risk, counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to the Fund. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.
Futures Contracts Risk
The Fund may invest in futures contracts. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (i.e., payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Futures also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration. Futures are subject to correlation risk. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile, and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Exchanges can limit the number of futures and options that can be held or controlled by the Fund or its Adviser or Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
There are a number of risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. If futures are used for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading (which may be influenced by a variety of factors, such as interest rate levels, maturities, and creditworthiness of issuers). Thus, even a well-conceived futures contract hedge may be unsuccessful to some degree because of market behavior or unexpected economic trends.

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Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed.
In addition, futures contracts used by the Fund may be traded on foreign exchanges or may be denominated in or pay revenues in foreign currencies. These transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and currencies. Some foreign exchanges may be principal markets so that no common clearing facility exists, and a trader may look only to the broker for performance of the contract. The value of these positions may be adversely affected by other factors and conditions applicable foreign investments and currencies generally.
Synthetic Investment Risk
As an alternative to holding investments directly, the Fund may also obtain investment exposure to income securities and common equity securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in income securities and common equity securities (including interests in Investment Funds). The Fund may be exposed to certain additional risks to the extent the Sub-Adviser uses derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.
Counterparty Credit Risk
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or defaults on (or otherwise fails to perform) its payment or other obligations to the Fund, the risk of which is particularly acute under

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current conditions, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease. The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions (such as the current conditions), increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers
Financial Leverage Risk
Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. There can be no assurance that a leverage strategy will be implemented or that it will be successful during any period during which it is employed.
Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.
It is also possible that the Fund will be required to sell assets, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be

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successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities.
Market Discount Risk
Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares.
Whether Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s net asset value. Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the public offering price for the Common Shares. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

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Mid-Cap And Small-Cap Company Risk
Investing in the securities of medium-sized or small market capitalizations (“mid-cap” and “small-cap” companies, respectively) presents some particular investment risks. Mid-cap and small-cap companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. In addition, it may be difficult for the Fund to sell mid-cap or small-cap company securities at a desired time or price. Mid-cap and small-cap companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-cap and small-cap companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
Foreign Securities Risk
The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers, including risks of sanctions or other governmental actions and policies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation that exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. These risks are heightened under the current public health and financial and economic conditions.
There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.
ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

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Emerging Markets Risk
The Fund may invest in securities of issuers in emerging markets. Investing in securities in emerging markets countries generally entails greater risks of loss or inability to achieve the Fund’s investment objective than investing in securities in developed markets countries globally, such as increased economic, political, regulatory or other uncertainties. These risks are elevated under current conditions and include: (i) less social, political and economic stability and potentially more volatile currency exchange rates; (ii) the small current size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund) for investment losses and injury to private property; (vi) lower levels of government regulation, which could lead to market manipulation, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information; (vii) high rates of inflation for prolonged periods; (viii) sensitivity to adverse political or social events affecting the region where an emerging market is located compared to developed market securities; and (ix) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened given the current conditions. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, the Fund’s exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Recent Market, Economic, and Social Developments Risk
Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States and as a result of public health circumstances. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and difficult to value.
Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation.
The outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal,

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disruption or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund.
The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.
Increasing Government and other Public Debt Risk
Government and other public debt, including municipal obligations in which the Fund may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasigovernmental responses to the current economic, market, labor and public health conditions are significantly increasing government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or can lead to increases in inflation or generate or contribute to an economic downturn. The foregoing developments and the associated risks can adversely impact a broad range of instruments and assets in which the Fund invests, including those that are not directly related to governmental or municipal issuers.
UK Departure from EU (“Brexit”) Risk
On January 31, 2020, the United Kingdom officially withdrew from the European Union (“EU”) and the two sides entered into a transition period, during which period EU law continued to apply in the UK. The transition period ended on December 31, 2020.On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. The political divisions surrounding Brexit within the United Kingdom, as well as those between the UK

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and the EU, may also have a destabilizing impact on the economy and currency of the United Kingdom and the EU. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.
Redenomination Risk
The result of Brexit, the progression of the European debt crisis and the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the euro as a common currency, has created significant volatility in currency and financial markets generally. The effects of the collapse of the euro, or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Legislation and Regulation Risk
At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the

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Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. Legislative or regulatory changes may materially affect the securities in which the Fund invests and the Fund’s investment strategies and performance.
LIBOR Risk
The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to interbank reference rates (referred to collectively as the “London Interbank Offered Rate” or “LIBOR”), which function as a reference rate or benchmark for such investments, financings or other transactions. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of Fund investments or the value or return on certain other Fund investments. As a result, LIBOR may be relevant to, and directly affect, the Fund’s performance.
On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that certain LIBORs may continue beyond 2021 and the most widely used LIBORs may continue until mid-2023. It is anticipated that LIBOR ultimately will be officially discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBORs with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged), LIBOR’s cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the end of some

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LIBOR tenors in 2021 or the remaining LIBOR tenors in mid-2023. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments, notwithstanding significant efforts by the industry to develop robust LIBOR replacement clauses. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Fund investments may also be tied to other interbank offered rates and currencies, which also will face similar issues. In many cases, in the event that an instrument falls back to an alternative reference rate, including the Secured Overnight Financing Rate, the alternative reference rate will not perform the same as LIBOR because the alternative reference rates do not include a credit sensitive component in the calculation of the rate. The alternative reference rates are generally secured by U.S. treasury securities and will reflect the performance of the market for U.S. treasury securities and not the inter-bank lending markets. In the event of a credit crisis, floating rate instruments using alternative reference rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.
Various pending legislation, including in the U.S. Congress and the New York state legislature, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Those legislative proposals include safe harbors from liability, which may limit the recourse the Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. It is uncertain whether such legislative proposals will be signed into law.
These developments could negatively impact financial markets in general and present heightened risks, including with respect to the Fund’s investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
Geopolitical and Market Disruption Risk
The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the United Kingdom’s pending withdrawal from the European Union (the “EU”) and the resulting profound and uncertain impacts on the economic and political future of the United Kingdom, the exit or potential exit of one or more countries from the EU or the European Monetary Union (the “EMU”), the EU and global financial markets, further downgrade of U.S. Government securities, the change in the U.S. president and the new administration and other similar events, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not

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know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested and the risks associated with financial, economic, health, labor and other global market developments and disruptions.
The Fund and its service providers are currently impacted by quarantines and similar measures being enacted by governments in response to COVID-19, which are obstructing the regular functioning of business workforces (including requiring employees to work from external locations and their homes). Accordingly, certain risks described above are heightened under current conditions.
Portfolio Turnover Risk
The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may result in realized capital losses.
Anti-Takeover Provisions Risk
The Fund’s Certificate of Trust, Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of such Fund or convert such Fund to an open-end fund.
Technology Risk
As the use of Internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

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Cyber Security Risk
As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers. A cyber incident or sudden market disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Fund, its service providers and market intermediaries. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs.
The Fund and its service providers are currently impacted by quarantines and similar measures being enacted by governments in response to COVID-19, which are obstructing the regular functioning of business workforces (including requiring employees to work from external locations and their homes). Accordingly, the risks described above are heightened under current conditions.
EFFECTS OF LEVERAGE
Assuming that the Fund’s total Financial Leverage represented approximately 31% of the Fund’s Managed Assets (based on the Fund’s outstanding Financial Leverage of $159,000,000) and interest costs to the Fund at a combined average annual rate of 1.33% (based on the Fund’s average annual leverage costs for the fiscal year ended December 31, 2020) with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 0.41% to cover such interest specifically related to the debt. These numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.
The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 31% of the Fund’s Managed Assets. The table does not reflect any offering costs of Common Shares or Borrowings.

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Assumed portfolio total return (net of expenses)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Common Share total return	(15.09%)	(7.84%)	(0.60%)	6.65%	13.90%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market and other factors.
During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s fees and expenses. The Fund generally will not use Financial Leverage if the Adviser and the Sub-Adviser anticipate that such use would result in a lower return to Common Shareholders for any significant amount of time.
INTEREST RATE TRANSACTIONS
In connection with any such use by the Fund of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s Financial Leverage.
The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.
The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments. Under current regulatory requirements, the Fund intends to segregate cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid.
The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could

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enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.
Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.
Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.
In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.
The Fund may choose or be required to prepay Borrowings. Such a prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial

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investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities, the percentage limitations apply at the time of issuance and on an ongoing basis. These restrictions provide that the Fund shall not:
(1)
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)	Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

(5)
Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

(6)	Make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Angela Brock-Kyle	Chicago, IL

Donald A. Chubb, Jr.	Investment Sub-Adviser
Guggenheim Partners Investment
Jerry B. Farley	Management, LLC
Santa Monica, CA
Roman Friedrich III
Accounting Agent and Administrator
Amy J. Lee*	MUFG Investor Services (US), LLC
Rockville, MD
Thomas F. Lydon Jr.
Custodian
Ronald A. Nyberg	The Bank of New York Mellon Corp.
New York, NY
Sandra G. Sponem
Legal Counsel
Ronald E. Toupin, Jr.,	Dechert LLP
Chairman	Washington, D.C.

* This Trustee is an “interested person” (as	Independent Registered Public
defined in Section 2(a)(19) of the 1940 Act)	Accounting Firm
(“Interested Trustee”) of the Fund because of	Ernst & Young LLP
her affiliation with Guggenheim	Tysons, VA
Investments.

Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 97

FUND INFORMATION continued	December 31, 2020

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?
●	If your shares are held in a Brokerage Account, contact your Broker.
●
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at guggenheiminvestments.com/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to August 31, 2019, on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gpm. The Fund’s Forms N-PORT and N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

98 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

This Page Intentionally Left Blank

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(02/21)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GPM-AR-1220

Item 2.  Code of Ethics.
(a)
The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.
(f)	(1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem.   Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,350 and $26,683 for the fiscal years ending December 31, 2020 and December 31, 2019, respectively.
 (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item 4, were $0 and $0 for the fiscal years ending December 31, 2020 and December 31, 2019, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $10,051 and $9,196 for the fiscal years ending December 31, 2020 and December 31, 2019, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ending December 31, 2020 and December 31, 2019, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(e)  Audit Committee Pre-Approval Policies and Procedures.
(1) Audit Committee pre-approval policies and procedures:
To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:
1.
Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.
(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.
(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.
Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the

Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements
i.	Categories of Services to be Reviewed and Considered for Pre-Approval
1.	Audit Services
a.	Annual financial statement audits
b.	Seed audits (related to new product filings, as required)
c.	SEC and regulatory filings and consents
2.	Audit-Related Services
a.	Accounting consultations
b.	Fund merger/reorganization support services
c.	Other accounting related matters
d.	Agreed upon procedures reports
e.	Attestation reports
f.	Other internal control reports
3.	Tax Services
a.	Recurring tax services:
i.	Preparation of Federal and state income tax returns, including extensions
ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)
iv.	Preparation of calendar year excise distribution calculations
v.	Calculation of tax equalization on an as-needed basis
vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds
vii.	Preparation of the estimated excise distribution calculations on an as-needed basis
viii.	Preparation of calendar year shareholder reporting designations on Form 1099
ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
b.	Permissible non-recurring tax services upon request:
i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
ii.	Assistance with corporate actions and tax treatment of complex securities and structured products
iii.	Assistance with IRS ruling requests and calculation of deficiency dividends
iv.	Conduct training sessions for the Adviser’s internal tax resources
v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
vii.	RIC qualification reviews
viii.	Tax distribution analysis and planning
ix.	Tax authority examination services
x.	Tax appeals support services
xi.	Tax accounting methods studies
xii.	Fund merger, reorganization and liquidation support services
xiii.	Tax compliance, planning and advice services and related projects
xiv.	Assistance with out of state residency status
xv.	Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)    Not applicable.
(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $10,051 and $9,196 for the fiscal years ending December 31, 2020 and December 31, 2019, respectively.

(h)   Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Donald A. Chubb, Jr.; Jerry B. Farley; Angela Brock-Kyle; Thomas F. Lydon, Jr.; Sandra G. Sponem; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  Guggenheim serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

The following individuals at Guggenheim share primary responsibility for the management of the registrant’s portfolio and is provided as of December 31, 2020:

Name	Since	Professional Experience During the Last Five Years

Farhan Sharaff	2010
Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant Chief Investment Officer - Equities – 7/10–Present.  Former, MJX Capital Advisors: Chief Investment Officer – 2005-2009.

Daniel Cheeseman	2014
Guggenheim Partners Investment Management, LLC: Director, Portfolio Manager – 09/14-Present; Guggenheim Partners Investment Management, LLC: Director, Senior Research Analyst – 11/11-09/14; Morgan Stanley: Vice President – 03/10-11/11; Merrill

		Lynch: Vice President – 01/07-03/10.

Qi Yan	2016	Guggenheim Partners Investment Management, LLC: Managing Director, 2014 – Present; Guggenheim Partners Investment Management, LLC: Director, 2011 to 2014
Perry Hollowell	2020
Guggenheim Partners Investment Management, LLC: Director, Portfolio Manager – 09/14-Present; Guggenheim Partners Investment Management, LLC: Vice President, Senior Research Analyst  – 12/13-09/14;
Goldman Sachs & Co: Vice President, Portfolio Manager – 06/05-3/11

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of December 31, 2020:

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	25	$2,522,522,186	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Daniel Cheeseman:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$518,154,771	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Qi Yan:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	8	$924,311,826	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Perry Hollowell:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$518,154,771	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of December 31, 2020:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Registrant
Farhan Sharaff	None
Daniel Cheeseman	None
Qi Yan	None
Perry Hollowell	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The registrant has not participated in securities lending activities during the period covered by this report.
(b)	Not applicable.
Item 13.  Exhibits.
(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Enhanced Equity Income Fund
By:         /s/ Brian E. Binder
Name: Brian E. Binder
Title:         President and Chief Executive Officer
Date:      March 5, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Brian E. Binder
Name:  Brian E. Binder
Title:   President and Chief Executive Officer
Date:    March 5, 2021
By:       /s/ John L. Sullivan
Name:  John L. Sullivan
Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:    March 5, 2021